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                                                                   EXHIBIT 10(b)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Citicorp Life Insurance Company

We consent to the use of our reports included herein and to the reference to our firm as experts under the heading "Independent Accountants."

/s/KPMG LLP
Hartford, Connecticut
April 28, 2000